                                 EXHIBIT 10.4

                              THE TIMKEN COMPANY
                         Restricted Shares Agreement
          WHEREAS, __________________ ("Grantee") is an employee of The Timken Company
(the "Company"); and
          WHEREAS, the grant of restricted shares evidenced hereby was authorized by a resolution of the Compensation Committee (the "Committee") of the Board of Directors
(the "Board") of the Company that was duly adopted on April 20, 2004, and the execution of a restricted shares agreement in the form hereof was authorized by a resolution of the Committee duly adopted on such date.
          NOW, THEREFORE, pursuant to The Timken Company Long-Term Incentive Plan (as
Amended and Restated as of February 6, 2004) (the "Plan") and subject to the terms and conditions thereof and the terms and conditions hereinafter set forth, the Company hereby grants to Grantee, effective April 20, 2004 (the "Date of Grant"), the right to receive ________ shares of the Company's common stock without par value (the "Common
Shares").
          1.   Rights of Grantee.  The Common Shares subject to this grant shall be fully paid and nonassessable and shall be represented by a certificate or certificates registered in Grantee's name and endorsed with an appropriate legend referring to the restrictions hereinafter set forth.  Grantee shall have all the rights of a shareholder with respect to such shares, including the right to vote the shares and receive all dividends paid thereon, provided that such shares, and any additional shares that
Grantee may become entitled to receive by virtue of a share dividend, a merger or reorganization in which the Company is the surviving corporation or any other change in the capital structure of the Company, shall be subject to the restrictions hereinafter set forth.
          2.   Restrictions on Transfer of Common Shares.  The Common Shares subject to this grant may not be assigned, exchanged, pledged, sold, transferred or otherwise disposed of by Grantee, except to the Company, until the Common Shares have become nonforfeitable in accordance with Section 3 hereof; provided, however, that Grantee's rights with respect to such Common Shares may be transferred by will or pursuant to the laws of descent and distribution.  Any purported transfer in violation of the provisions of this Section 2 shall be null and void, and the purported transferee shall obtain no rights with respect to such shares.
          3.   Vesting of Common Shares.
               (a)  Subject to the terms and conditions of Sections 3(b), 3(c) and 4 hereof, Grantee's right to receive the Common Shares covered by this agreement shall become nonforfeitable to the extent of one-quarter (1/4) of the Common Shares covered by this agreement after Grantee shall have been in the continuous employ of the
                    Company or a subsidiary for one full year from the Date of Grant and to the extent of an additional one-quarter (1/4) thereof after each of the next three successive years thereafter during which Grantee shall have been in the continuous employ of the
                    Company or a subsidiary.   For purposes of this agreement,

                    "subsidiary" shall mean a corporation, partnership, joint
                    venture, unincorporated association or other entity in which the
                    Company has a direct or indirect ownership or other equity interest.  For purposes of this agreement, the continuous
                    employment of Grantee with the Company or a subsidiary shall not be deemed to have been interrupted, and Grantee shall not be deemed to have ceased to be an employee of the Company or a subsidiary, by reason of the transfer of his employment among the
                    Company and its subsidiaries.
               (b)  Notwithstanding the provisions of Section 3(a) hereof, Grantee's right to receive the Common Shares covered by this agreement shall become nonforfeitable, if the Company should terminate
                    Grantee's employment without cause or if Grantee should die or become permanently disabled while in the employ of the Company or any subsidiary, or if Grantee should retire with the
                    Company's consent.  For purposes of this agreement, retirement
                    "with the Company's consent" shall mean: (i) the retirement of
                    Grantee prior to age 62 under a retirement plan of the Company or a subsidiary, if the Board or the Committee determines that his retirement is for the convenience of the Company or a subsidiary, or (ii) the retirement of Grantee at or after age 62 under a retirement plan of the Company or a subsidiary.  For purposes of this agreement, "permanently disabled" shall mean that Grantee has qualified for disability benefits under a disability plan or program of the Company or, in the absence of a disability plan or program of the Company, under a government-sponsored disability program.  For purposes of this Agreement, "cause" shall refer to termination of employment by the Company in reliance on a
                    material act or omission of Grantee.
               (c)  Notwithstanding the provisions of Section 3(a) hereof,
                    Grantee's right to receive the Common Shares covered by this agreement shall become nonforfeitable upon any change in control of the Company that shall occur while Grantee is an employee of the Company or a subsidiary.  For the purposes of this agreement, the term "change in control" shall mean the occurrence of any of the following events:
                    (i)  The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the
                         Securities Exchange Act of 1934) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934) of 30% or more of either:
                         (A) the then-outstanding Common Shares or (B) the combined voting power of the then-outstanding voting securities of
                         the Company entitled to vote generally in the election of
                         directors ("Voting Shares"); provided, however, that for
                         purposes of this subsection (i), the following acquisitions shall not constitute a change in control:  (1) any
                         acquisition directly from the Company, (2) any
                         acquisition by the Company, (3) any acquisition by any
                         employee benefit plan (or related trust) sponsored or
                         maintained by the Company or any Subsidiary, or (4) any
                         acquisition by any Person pursuant to a transaction which
                         complies with clauses (A), (B) and (C) of subsection (i) of this Section 3(c); or
                    (ii) Individuals who, as of the date hereof, constitute the
                         Board (the "Incumbent Board") cease for any reason (other
                         than death or disability) to constitute at least a majority of the Board; provided, however, that any individual
                         becoming a director subsequent to the date hereof whose
                         election, or nomination for election by the Company's
                         shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of
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                         the Company in which such person is named as a nominee for director, without objection to such nomination) shall
                         be considered as though such individual were a member of the
                         Incumbent Board, but excluding for this purpose, any such
                         individual whose initial assumption of office occurs as a
                         result of an actual or threatened election contest (within the meaning of Rule 14a-11 of the Securities Exchange Act of
                         1934) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or
                         consents by or on behalf of a Person other than the Board; or
               (iii)     Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each
                         case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Common Shares and
                         Voting Shares immediately prior to such Business Combination beneficially own, directly or indirectly, more than 66-2/3% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting
                         securities entitled to vote generally in the election of
                         directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions relative to each other as their ownership, immediately prior to such Business Combination, of the Common
                         Shares and Voting Shares of the Company, as the case may be,
                         (B) no Person (excluding any entity resulting from such
                         Business Combination or any employee benefit plan (or related trust) sponsored or maintained by the Company or such entity resulting from such Business Combination) beneficially
                         owns, directly or indirectly, 30% or more of, respectively, the then-outstanding shares of common stock of the entity resulting from such Business Combination, or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the
                         Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such
                         Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or
                    (iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.
          4.   Forfeiture of Awards.  Grantee's right to receive the Common Shares covered by this agreement that are then forfeitable shall be forfeited automatically and without further notice on the date that Grantee ceases to be an employee of the Company or a subsidiary prior to the fourth anniversary of the Date of Grant for any reason other than as described in Section 3(b).  In the event that Grantee shall intentionally commit an act that the Committee determines to be materially adverse to the interests of the Company or a subsidiary, Grantee's right to receive the
               Common Shares covered by this agreement shall be forfeited at the time of that determination notwithstanding any other provision of this agreement.
          5.   Retention of Certificates.  During the period in which the restrictions on transfer and risk of forfeiture provided in Sections 2 and 4 above are in effect, the certificates representing the Common Shares covered by this grant shall be retained by the Company, together with the accompanying stock power signed by Grantee and endorsed in blank.

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          6.   Compliance with Law.  The Company shall make reasonable efforts to comply with all applicable federal and state securities laws; provided, however, notwithstanding any other provision of this agreement, the Company shall not be obligated to issue any of the Common Shares covered by this agreement if the issuance thereof would result in violation of any such law.  To the extent that the Ohio Securities Act shall be applicable to this agreement, the Company shall not be obligated to issue any of the
               Common Shares or other securities covered by this agreement unless such
               Common Shares are (a) exempt from registration thereunder, (b) the subject of a transaction that is exempt from compliance therewith, (c)
               registered by description or qualification thereunder or (d) the subject of a transaction that shall have been registered by description thereunder.
          7.   Adjustments.  The Committee shall make any adjustments in the number or kind of shares of stock or other securities covered by this agreement that the Committee may determine to be equitably required to prevent any dilution or expansion of Grantee's rights under this agreement that otherwise would result from any (a) stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) merger, consolidation, separation, reorganization or partial or complete liquidation involving the Company or (c) other transaction or event having an effect similar to any of those referred to in Section 7(a) or 7(b) hereof.  Furthermore, in the event that any transaction or event described or referred to in the immediately preceding sentence shall occur, the Committee may provide in substitution of any or all of Grantee's rights under this agreement such alternative consideration as the Committee may determine in good faith to be equitable under the circumstances.
          8.   Withholding Taxes.  To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any delivery of Common Shares to the Grantee, and the amounts available to the Company for such withholding are insufficient, it shall be a condition to the receipt of such delivery that the Grantee make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld.  The Grantee may elect that all or any part of such withholding requirement be satisfied by retention by the Company of a portion of the Common Shares delivered to the
               Grantee.  If such election is made, the shares so retained shall be credited against such withholding requirement at the Market Price per
               Common Share on the date of such delivery.
          9.   Right to Terminate Employment.  No provision of this agreement shall limit in any way whatsoever any right that the Company or a subsidiary may otherwise have to terminate the employment of Grantee at any time.
          10.  Relation to Other Benefits.  Any economic or other benefit to Grantee under this agreement or the Plan shall not be taken into account in determining any benefits to which Grantee may be entitled under any profit-sharing, retirement or other benefit or compensation plan maintained by the Company or a subsidiary and shall not affect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering employees of the Company or a subsidiary.

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          11.  Amendments.  Any amendment to the Plan shall be deemed to be an amendment to this agreement to the extent that the amendment is applicable hereto; provided, however, that no amendment shall adversely affect the rights of Grantee with respect to the Common
               Shares or other securities covered by this agreement without Grantee's consent.
          12.  Severability.  In the event that one or more of the provisions of this agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.
          13.  Governing Law.  This agreement is made under, and shall be construed in accordance with, the internal substantive laws of the State of Ohio.
          This agreement is executed by the Company on this 20th day of April, 2004.

                         The Timken Company
                         By  ___________________________________
                                William R. Burkhart
                                Sr. Vice President and General Counsel

          The undersigned Grantee hereby acknowledges receipt of an executed original of this agreement and accepts the right to receive the Common Shares or other securities covered hereby, subject to the terms and conditions of the Plan and the terms and conditions herein above set forth.

                             _________________________________
                                Grantee

                             Date:   ___________________________

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